SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                FORM 8-K/A NO. 1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 15, 1995

                         PEOPLES TELEPHONE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

          NEW YORK                   0-16479                 13-2626435
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                   Number)

                   2300 N.W. 89TH PLACE, MIAMI, FLORIDA 33487
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 593-9667


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The Form 8-K dated December 15, 1995 of Peoples Telehone Company, Inc. is hereby amended by adding Item 7 as follows.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

EXHIBIT           DESCRIPTION
-------           -----------

16 Letter from Price Waterhouse LLP regarding change in certifying accountant received by Peoples Telephone Company, Inc. on January 4, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PEOPLES TELEPHONE COMPANY, INC.
                                                 Registrant

Dated: January 5, 1996                           /s/ BONNIE S. BIUMI
                                                 -------------------------------
                                                 Chief Financial Officer